Exhibit 99.1 Stock Purchase Agreement


                   STOCK    PURCHASE   AGREEMENT

                           BY AND AMONG

                 FIRST CAPITAL PARTNERS, MM, INC.

                                AND

                           DAVID ROOKER

                                AND

                            AMY ROOKER

                                AND

                           BOYD BULLOCH


                      DATED NOVEMBER 6, 2001


                      STOCK PURCHASE AGREEMENT

      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made this 6th day of November, 2001, by and among First Capital Partners, MM, Inc., a Nevada corporation (the "Buyer"); Joshua Tree Construction, Inc., a Nevada corporation ("JTC" or the "Company"); Amy Rooker, an individual, David Rooker, an individual, and Boyd Bulloch, an individual, (each individually, a "Seller", and collectively, the "Sellers"), being the majority Shareholders of the Company.


          W    I    T    N    E    S    S    E    T    H


      WHEREAS, the Buyer wishes to purchase from Sellers, and Sellers wish to sell to the Buyer, shares of the securities of the Company owned by them.


        N   O   W        T   H   E   R   E   F   O   R   E,


      In consideration of the foregoing and the mutual covenants, agreements and warranties herein contained, the parties agree as follows:


                            ARTICLE   I
                            DEFINITIONS

1.1  Definitions.

      The following terms shall have the following meanings for the purposes of this Agreement:

"Affiliate" means, with respect to any specified Person,

      (a) any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person;

      (b) any other Person which is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities of the specified Person or a Person described in clause (a) of this paragraph;

      (c) another Person of which the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; or

      (d) any relative or spouse of the specified Person or any of the foregoing Persons.

"Auditor" means Leland Williams, Certified Public Accountant,
4535 West Sahara Ave No. 111, Las Vegas, Nevada 89102,
Telephone: (702)-313-2289, Facsimile: (702)  313-2290.

"Business Day" means any day of the year other than

      (a)  any Saturday or Sunday, or

      (b) any day which is a Legal Holiday as declared to be such by federal law.

"Buyer Confidential Information" means all confidential information concerning the Buyer or its Affiliates that

     (a) is not and has not become ascertainable or obtainable from public or published information,

      (b) is not received from a third party or is received from a third party pursuant to the authorization of the Buyer,

      (c) was not in the Company's or in the Seller's possession prior to disclosure thereof to the Sellers or the Company in connection with the transactions contemplated herein, and

      (e) was not independently developed by the Company or by the Seller.

"Cash Amounts" has the meaning set forth in Section 2.1(b).

"Claim" has the meaning set forth in Section 10.2.

"Closing"   means   the   consummation(s)   of   the   transactions
contemplated herein.

"Closing Date" means the date on which the Closing occurs.

"Code" means the United States Internal Revenue Code of 1986, as amended.

"Company   Confidential   Information"   means   all   confidential
information concerning the  Company or its Affiliates that

      (a) is not and has not become ascertainable or obtainable from public or published information,

      (b) is not received from a third-party or is received from a third-party pursuant to the authorization of the Company or the Sellers in connection with the Buyer's due diligence review of the Company,

      (c)   was  not in the Buyer's possession prior to  disclosure
thereof   to   the  Buyer  in  connection  with  the   transactions
contemplated herein, and

     (d)  was not independently developed by the Buyer.

"Company Adverse Change" means a change (or circumstance involving a prospective change) in the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which the Buyer deems to be adverse.

"Company Adverse Effect" means an effect (or circumstance involving a prospective effect) on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Company which the Buyer deems to be adverse.

"Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral.

"Dollars" or numbers preceded by the symbol "$" means amounts in United States Dollars.

"Environmental Law" means any law which relates to or otherwise imposes liability or standards of conduct concerning mining or reclamation  of  mined  land, discharges,  emissions,  releases  or
threatened   releases   of  noises,  odors   or   any   pollutants,
contaminants or hazardous or toxic wastes, substances or materials, whether as matter or energy, into ambient air, water, or land, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, cleanup, transport or handling of pollutants, contaminants, or hazardous or toxic wastes, substances or materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and the Superfund Amendments and Reauthorization Act of 1986 (together, as amended, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended, the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, any so-called "Superlien" law, and any other similar federal, state or local Law.

"Environmental Permit" means any permit, license, approval, consent or other authorization required by or pursuant to any applicable Environmental Law.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Existing Borrowing" means all borrowing from lending institutions, vendors or agencies of federal, state or local governments or their political subdivisions, as set forth on the Financial Statements or in the books and records of the Company.

"Financial Statements" means, and includes, all of the following:

      (a) the audited financial statements of the Company as of December 31, 2000, (including all schedules and notes thereto), consisting of the balance sheet at such date and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the twelve-month period then ended, which shall be prepared in accordance with GAAP and the SEC's Regulation S-B;

      (b) the unaudited financial statements of the Company as of June 30, 2001, (including all schedules and notes thereto), consisting of the balance sheet at such date and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the twelve-month period then ended, which shall be prepared in accordance with GAAP and the SEC's Regulation S-B (the "Latest Company Financial Statements") ; and, in addition

     (d)  any other financial statements issued by the Company.

"GAAP" means United States generally accepted accounting principles at the time in effect.

"Governmental Authority" means the government of the United States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Group" shall collectively mean all affiliated groups of corporations of which the Company is or has been a member that have filed any consolidated Tax Returns for any period ending on or before the Closing Date for which the statute of limitations has not yet expired.

"Hazardous Material" means any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any applicable Law (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as now or at any time hereafter in effect.

"HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

"Indemnified Person" means the Buyer, and its Officers, Directors, and Shareholders, or those other Persons entitled to, or claiming a right to, indemnification.

"Indemnifying Person" means the Seller.

"Latest Financial Statements" means the unaudited financial statements of the Company as of June 30, 2001, (including all schedules and notes thereto), consisting of the balance sheet at such date and the related statements of income and expenses, retained earnings, changes in financial position and cash flows for the twelve-month period then ended, which shall be prepared in accordance with GAAP and the SEC's Regulation S-B;

"Latest Financial Statements Date" means the date of the Latest Financial Statements.

"Law" or "Laws" means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

"Lien" means any mortgage, lien, charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment or encumbrance.

"Loss" or "Losses" means any and all liabilities, losses, costs, claims, damages (including consequential damages), penalties and expenses (including attorneys' fees and expenses and costs of investigation and litigation). ["Losses" also include liabilities for taxes that have become due and payable or which have accrued with respect to the Company that have not been paid prior to the Closing Date or which have not been reserved on the Financial Statements. (Any Taxes attributable to the operations of the Company payable as a result of an audit of any Tax Return shall be deemed to have accrued in the period to which such Taxes are attributable.)]

In the event any of the foregoing are indemnifiable hereunder, the terms "Loss" and "Losses" shall include any and all attorneys' fees and expenses and costs of investigation and litigation incurred by the Indemnified Person in enforcing such indemnity. No Loss shall be reduced by reason of tax benefits allegedly enjoyed as a result of such Loss by an Indemnified Party.

"NASD" means the National Association of Securities Dealers.

"NASD Reports" means all reports, filings, and forms required to be filed by Persons pursuant to the regulations of NASDAQ and the NASD.

"Permits" shall have the meaning set forth in Section 3.16(a).

"Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity, including a government or government department, agency or instrumentality.

"Real  Property  Leases"  has  the meaning  set  forth  in  Section
3.10(b).

"Related Agreement" means any Contract which is or is to be entered into at the Closing or otherwise pursuant to this Agreement. The Related Agreements executed by a specified Person shall be referred to as "such Person's Related Agreements", "its Related Agreements" or another similar expression.

"SEC" means the United States Securities and Exchange Commission.

"SEC Reports" means all reports, filings, and forms required to be filed by Persons under the Securities Act and the Exchange Act.

"Securities Act" means the Securities Act of 1933, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Security" or "Securities" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral- trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security, certificate of deposit, or group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

"Shares" means the number of shares of the Issued and Outstanding Common Stock, Par Value $0.001 per share, of the Company as is set forth opposite the names of each of the Sellers on Exhibit 2.1, which, in the aggregate, equal 2,050,000 shares.

"Subsidiaries" means any Person 50.1 % or more of the voting power of which is controlled by another Person.

"Survival Date" has the meaning set forth in Section 10.1.

"Taxes" means all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, employee's income withholding, other withholding, unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

"Tax Return" means any report, return or other information required to be supplied to a Governmental Authority in connection with any Taxes.

"Tax Statute of Limitations Date" means the close of business on the 30th day after the expiration of the applicable statute of limitations with respect to Taxes, including any extensions thereof (or if such date is not a Business Day, the next Business Day).

"Tax Warranty" means a representation or warranty in Sections 3.20.

"Territory" means the United States, Canada and all other countries in which the Company has transacted business prior to the Ending Date as contemplated by Section 5.8.

"Title and Authorization Warranty" means a representation or warranty in Sections 3.2, 3.4, or 3.7, 3.8, 3.14, 3.16.

"Two Times Prime Rate" means two times the weighted average prime rate (as the prime rate as from time to time announced by Citibank, N.A. in New York City).


                           ARTICLE   II
                    SALE AND PURCHASE OF SHARES

2.1  Sale and Purchase of Shares.

      (a) Each Seller hereby agrees to sell to the Buyer that number of Shares set forth on Exhibit 2.1 opposite his or its name, free and clear of all Liens, and the Buyer hereby agrees to purchase all such Shares, subject, of course, to the terms and conditions of this Agreement.

      (b) In consideration for the sale of the Shares by each of the Sellers to the Buyer, the Buyer shall pay to each of the Sellers that sum of money (such amount being referred to as the "Cash Amount") in the amount set forth opposite his or its name on
Exhibit 2.1.


                           ARTICLE   III
           REPRESENTATIONS AND WARRANTIES OF THE SELLER
                        AND OF THE COMPANY

     In order to induce the Buyer to enter into this Agreement, the Company and the Sellers, jointly and severally, represent and warrant to the Buyer, as at the date of this Agreement and as at the Closing Date as follows:

3.1  Due Incorporation; No Subsidiaries.

       (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted.

       (b) The Company is licensed or qualified to do business and is in good standing (where the concept of "good standing" is applicable)as a foreign corporation in each jurisdiction where the nature of the properties owned, leased or operated by it and the business transacted by it require such licensing or qualification.

       (c)  As of the date of the Closing, the Company has no direct
or indirect   Subsidiaries, either  wholly or  partially owned, and
the Company does not hold any direct or indirect economic, voting or management interest in any Person or directly or indirectly own any security issued by any Person.

       (d) True, correct and complete copies of the Certificate of Incorporation and By-laws, as amended, and all minutes of all meetings (or written consents in lieu of meetings) of the Board of Directors (and all committees thereof) and stockholders of the Company have been delivered to the Buyer

3.2  Due Authorization.

     (a) The Sellers and the Company have full power and authority to enter into this Agreement, and the Sellers and the Company have full power and authority to enter into their respective Related Agreements and to consummate the transactions contemplated hereby and thereby.

     (b) The Sellers and the Company have duly and validly executed and delivered this Agreement, and the Sellers and the Company have duly and validly executed and delivered (or prior to or at the Closing will duly and validly execute and deliver) their respective Related Agreements.

     (d) The Sellers and the Company expressly represent and warrant that, at all material times,
          (i) the Sellers have, had, and will have, full and valid title and control of the Shares;

         (ii) there was, is, and will be no existing impediment or encumbrance to the sale and transfer of such Shares to the Buyer, and on delivery to the Buyer of the Shares,

                (A) all of the Shares have been, are, and will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, cumulative voting, or similar rights of any shareholder of the Company,

                (B)  all of the Shares have been, are, and will  be
          legally  and  validly  issued  in  compliance  with   all
          applicable Law, and

                (C) all of the Shares have been, are, and will be fully paid and non- assessable shares, and the Shares have all been, are, and will be issued under duly authorized resolutions of the Board of Directors of the Company.

      (e) This Agreement constitutes legal, valid and binding obligations of the Sellers and the Company, upon execution and delivery by the Sellers or by the Company will constitute legal, valid and binding obligations of such party, in each case, enforceable in accordance with their respective terms.

3.3  Consents and Approvals.

The execution, delivery and performance by the Sellers and the Company of this Agreement and their respective Related Agreements do not and will not, and the consummation of the transactions contemplated hereby and thereby does not and will not,

            (i)    violate  any  provisions  of  the  Articles   of
     Incorporation, as amended, or By- laws of the Company;

           (ii) permit any Governmental Authority to impose any restrictions or limitations of any nature on the Sellers or the Company or the Buyer with respect to the transactions contemplated hereby;

           (iii) violate, conflict with, or result in the breach of any of the terms of, result in a material modification of, or otherwise give any other contracting party the right to terminate, or constitute a default under, any contract or other agreement to which the Sellers or the Company is a party or by or to which it or they or any of their assets or properties may be bound or subject;

           (iv) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, the Sellers or the Company to which any of their assets or properties may be bound or subject;

           (vi) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription or restriction on any property or asset (whether real, personal, mixed, tangible or intangible), right, contract, agreement or business of the Sellers or the Company; or

          (vi) violate, conflict with, modify or cause any default under or acceleration of (or give any party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law or any other restriction of any kind to which any Seller or the Company are a party or by means of which either of them or any of their properties may be bound or subject.

3.4  Compliance With Securities Laws.

      (a) Since January 31, 2001, through the Closing Date, the Sellers and the Company have appropriately filed all SEC Reports.

      (b) The Sellers and the Company have made available to the Buyer true and complete copies of the SEC Reports and all correspondence between the SEC and the Sellers and the Company and their attorneys and accountants and market-makers. Such SEC Reports, at the time filed, complied in all respects with all applicable Laws.

     (c) With respect to the NASD,

           (i) The Sellers and the Company have made available to the Buyer true and complete copies of the NASD Reports and all correspondence between the NASD and the Sellers and the Company and its attorneys and accountants and market-makers;

           (ii) The Company is currently listed on the OTC Electronic Bulletin Board with the following trading symbol:
     "JSTC". The Company is not in default with respect to any listing requirements or trading privileges or policy statements of the SEC or of the NASD or of any other Governmental Authority. There are no investigations pending or threatened against the Company by the SEC or by the NASD or by any other Governmental Authority which would threaten or jeopardize its trading status or listing privileges, and there is no reason whatsoever for the Sellers or the Company to suspect otherwise, irrespective of whether or not the Sellers or the Company believe such rules or regulations, or such investigations, pose such a threat to its trading status or listing privileges.

     (d) Through the date of this Agreement and continuing through the Closing Date, the Company has offered and sold its Securities only as shown on Schedule 3.4.

     (e) The Company was not, has not been, and is not, at any time between inception, through the Closing Date, an "Investment Company" as the term is generally interpreted.

3.5  Capitalization.

     (a)  The Authorized Capitalization of the Company consists of
:

           (i) 20,000,000 shares of Common Stock, Par Value $0.001 per share ( the "JTC Common Stock") of which approximately 3,122,301 shares are issued and outstanding and are held, of record, by approximately 59 persons,

               (A) with each holder thereof being entitled to cast one vote for each share held on all matters properly submitted to the Shareholders for their vote; and

               (B) there being no pre-preemptive rights or cumulative voting; and

     (b) 5,000,000 shares of Preferred Stock, Par Value $0.001 per share (the "JTC Preferred Stock") of which no shares are Issued and Outstanding, with the Board of Directors being authorized from time to time, without shareholder action, to determine and state the designations and the preferences, limitations, relative rights, and voting rights, if any, of each such series by the adoption and filing in accordance with the Laws of the State of Nevada

     (d) All of the issued and outstanding shares of Common Stock of the Company have been duly and validly issued in accordance and compliance with all applicable Laws, rules and regulations and are fully paid and non-assessable;

     (e) There are no outstanding options, warrants, convertible securities, scrip, rights to subscribe for, puts, calls, rights of first refusal, tag-along agreements, nor any other agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any Securities of the Company or arrangements by which the Company is or may become bound to issue additional Securities of the Company, nor are there any outstanding Securities granted or issued by the Company that are convertible into any Securities of the Company, and none is authorized;

     (f) No Securities of the Company are subject to preemptive rights or similar rights of the stockholders of the Company nor are any Securities subject to any liens or encumbrances imposed through the actions or failure to act of the Company, or otherwise;

     (g) There are no anti-dilution or price adjustment provisions contained in any Security authorized or issued by the Company (or in the Company's Articles of Incorporation or By-laws or in any agreement providing rights to security holders) that will be triggered by the transactions contemplated by this Agreement;

     (h) The Company is not obligated or committed to purchase, redeem or otherwise acquire any of its Securities;

     (i)  There are no agreements or arrangements under which   the
Company is obligated to register the sale of any of its Securities under the Securities Act;

     (j) All presently exercisable voting rights in the Company are vested exclusively in its outstanding shares of Common Stock, each share of which is entitled to one vote on every matter to come before its shareholders;

     (k) There are no voting trusts or other voting arrangements with respect to any of the Company's securities; and

     (l) The assignments, endorsements, stock powers and other instruments of transfer delivered by the Sellers to the Buyer at the Closing will be sufficient to transfer the Sellers' entire interest, legal and beneficial, in the Shares to the Buyer.

3.6  Financial Statements; Undisclosed Liabilities.

     (a) The Financial Statements have been prepared in accordance with GAAP consistently applied and present fairly the financial position, assets, liabilities and retained earnings of the Company as of the dates thereof and the revenues, expenses, results of operations, changes in financial position and cash flows of the Company for the periods covered thereby.

     (b) Except as set forth in Exhibit 3.6 or in the Latest Financial Statements, the Company has no liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, whether due or to become due, other than trade payables and accrued expenses incurred in the ordinary course of business since the date of the Latest Financial Statements. Any and all Company liabilities will be paid as of the closing date by Sellers or the Company, and the Company shall have no outstanding liabilities existing after the closing date. Buyer specifically is NOT assuming any Company liabilities.

     (c) The Sellers and the Company represent and warrant that there is no basis for the assertion against the Company, as at the date of this Agreement, or as at the Closing Date, of any liability of any nature or in any amount not fully reflected or reserved against in the Financial Statements, and there is no reason for Company or the Sellers to believe otherwise, irrespective of whether or not they believe the claim is valid or not.

3.7  No Adverse Effects or Changes.

      Since the Latest Financial Statement Date, the Company has not:

     (a)  suffered any Company Adverse Change or Effect;

     (b) waived, released or canceled any claims against third parties or debts owing to it, or any rights;

     (c)   made  any changes in its accounting systems,   policies,
principles or practices;

     (d) authorized for issuance, issued, sold, delivered or agreed or committed to issue, sell or deliver (whether through the issuance or granting of options, warrants, convertible or exchangeable securities, commitments, subscriptions, rights to purchase or otherwise), any of its Securities, or amended any of the terms of any of its Securities;

     (e) split, combined, or reclassified any shares of its Securities, declared, set aside or paid any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its securities, or redeemed or otherwise acquired any Securities of the Company or of any other Person;

     (f) entered into, adopted, amended or terminated any bonus, profit sharing, compensation, termination, stock option, stock appreciation right, restricted stock, performance unit, pension, retirement, deferred compensation, employment, severance or other employee benefit agreements, trusts, plans, funds or other arrangements for the benefit or welfare of any director, officer or employee, or increased in any manner the compensation or fringe benefits of any director or officer;

     (g)  authorized or made any capital expenditure;

     (h) made any Tax election or settled or compromised any federal, state, local or foreign Tax liability, or waived or extended the statute of limitations in respect of any such Taxes;

     (i) paid any amount, performed any obligation or agreed to pay any amount or perform any obligation, in settlement or compromise of any suits against the Company or its Affiliates or any of its directors, officers, employees, agents, or shareholders.

     (j) paid any amount, performed any obligation or agreed to pay any amount or perform any obligation, in settlement or compromise of any claims of liability against the Company or its Affiliates or any of its directors, officers, employees, agents, or shareholders; or

     (k) terminated, modified, amended or otherwise altered or changed any of the terms or provisions of any Contract, or paid any amount not required by Law or by any Contract.

3.8  Title to Properties.

      The Company has, and on the Closing Date will have, good and marketable title to, and is, and on the Closing Date will be, the lawful owner of, all of the tangible and intangible assets, properties and rights used in connection with its business and all of the tangible and intangible assets, properties and rights reflected in the unaudited financial statements to be delivered on the closing date , which as of that date shall include only the registered name of the Company.

3.9  Condition and Sufficiency of Assets.    Not applicable.

3.10 Leased Real Property.

      (a) The Company does not hold legal title to, or own any legal or beneficial interest in any real property nor does it presently lease or rent any such real property.

3.11      Personal Property.

      (a) Other than its registered name and contractor's license, the Company shall have no personal property as such tangible personal property presently utilized by the Company in the ordinary course of its business shall be purchased by the Sellers. The Sellers shall reasonably cooperate with the buyers in efforts to transfer its contractor's license to new management.

3.12      Inventories.

      (a) The Company shall hold no inventories as of the Closing Date as any inventories the Company may have shall be purchased by the Sellers concurrent with or prior to the closing date.

3.13      Accounts Receivable and Advances.

      (a) The Company shall have no accounts receivable, loans and/or advances payable to any Persons ("Advances") other than as specified in Exhibit 3.6. The Sellers shall caused to be extinguished any obligations or liabilities as specified in Exhibit
3.6. by the closing date or concurrent to the closing date.

3.14 Intellectual Property.

Exhibit 3.14 is a true and complete list of all of the trademarks, trade names, service marks, patents and copyrights (including any registrations of or pending applications for any of the foregoing) used by the Company in the conduct of its business.


3.15      Contracts.

     (a) Except as set forth on Exhibit 3.15, there are no pending Contracts or Agreements to which the Company is a party or by which it is bound, or to which any of its assets or properties is subject. (See Exhibit 3.15.). Any such Agreements shall be concluded or terminated concurrent to the closing date.

3.16  Permits and Bonding.

     (a) Exhibit 3.16 is a true and accurate list of all licenses, certificates, permits, franchises, rights, code approvals and private product approvals and bonds (collectively, "Permits") held by the Company.

     (b) Except for the Permits listed on Exhibit 3.16, there are no Permits, whether federal, state, local or foreign, which are necessary for the lawful operation of the business of the Company.

3.17  Insurance; Claims.

     (a) Exhibit 3.17 contains an accurate and complete list of all policies of fire, liability, workers' compensation, title and other forms of insurance owned, held by or applicable to the Company (or its assets or business), and the Company has heretofore delivered to the Buyer a true and complete copy of all such policies, including all occurrence-based policies applicable to the Company (or its business) for all periods prior to the Closing Date. All such policies are, and will be, in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been, and will be, paid, and no notice of cancellation or termination has been, or will have been, received with respect to any such policy.

     (b) There are no claims which have been made by or against the Company in the last three years under any workers' compensation, general liability, property or other insurance policy applicable to the Company or any of its properties.

     (c) There are no pending or threatened claims under any insurance policy, nor will there be any pending or threatened claims prior to the Closing Date.

3.18      Employee Benefits.

     (a) The Company is not a party to and does not participate in or have any liability or contingent liability with respect to:

           (i) any "employee welfare benefit plan" or "employee pension benefit plan" as those terms are respectively defined in the appropriate sections of ERISA;

           (ii) any retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangements for any current or former employee, director, consultant or agent, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "employee benefit plan" (as defined in the appropriate sections of ERISA); or

           (iii) any employment, consulting or agency agreement as of the Closing Date.

3.19      Employment and Labor Matters.

      (a) All directors, officers and employees of the Company shall have resigned concurrent with the closing date after appointing interim directors as required under Company's Articles and Bylaws.

      (b) The Company has and currently is conducting its business in full compliance with all Laws relating to employment and employment practices, terms and conditions of employment, wages and hours, affirmative action, and nondiscrimination in employment.

      (c) All present and prior relationships of the Company with its employees are good. There is, and during the past two years there has been, no labor strike, dispute, slow-down, work stoppage or other labor difficulty actually pending or threatened against or involving the Company, and no attempt is currently being made or during the past three years has been made to organize any employees of the Company to form or enter a labor union or similar organization.

      (d) The Company has not had any grievance by any employee during the past two years.

3.20      Taxes.

      (a) Any unpaid liabilities for Taxes, whether or not disputed, that have accrued with respect to or are applicable to the periods ended on and including the Closing Date or to any years and periods prior thereto and for which the Company may be directly or contingently liable shall be paid by Sellers.

      (b) There are no Tax Liens (other than Liens for current Taxes not yet due and payable) upon the properties or assets of the Company.

      (c) The Company has not granted or been requested to grant any waiver of any statutes of limitations applicable to any claim for Taxes.

      (d) As at the date of this Agreement, and prior to the Closing Date, all federal, state, local and foreign income, corporation and other Tax Returns have been, and will be, filed for the Company, and all other filings in respect of Taxes have been, and will be, made for the Company, for all periods as required by Law.

      (e) As at the date of this Agreement, and prior to the Closing Date, all Information Returns required to be filed by the Company have been, or will be, filed, and all statements required to be furnished to payees by the Company have been, or will be, furnished to such payees, and the information set forth on such Information Returns and statements is, and will be, true, complete and correct.

      (f) As at the date of this Agreement, and prior to the Closing Date, all Taxes shown as due on all Tax Returns and other filings have been, and will be, paid.

      (g) As at the date of this Agreement, and prior to the Closing Date, each Tax Return and filing is, and will be, true and correct, and the Company does not nor will have any additional liability for Taxes with respect to any Tax Return or other filing heretofore filed or which was required by Law to be filed, other than as reflected as liabilities on the Financial Statements.

      (h) None of the Tax Returns or other filings that include the operations of the Company has ever been audited or investigated by any Governmental Authority, and no facts exist which would constitute grounds for the assessment of any additional Taxes by any Governmental Authority with respect to the taxable years covered in such Tax Returns and filings.

      (i) No material issues have been raised in any examination by any Governmental Authority with respect to the business and operations of the Company which, by application of similar principles, reasonably could be expected to result in a proposed adjustment to the liability for Taxes for any other period not so examined.

      (j) As at the date of this Agreement, and prior to the Closing Date, the Sellers are not, nor will be, "foreign persons" as defined in the Code.

      (k) The Company is not subject to any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. Except for any tax-sharing agreement which is attached to Exhibit 3.20 as an exhibit, the Company is not a party to any tax-sharing agreement.

      (l) None of the assets of the Company constitutes tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code, and none of the assets reflected on the Financial Statements is subject to a lease, safe harbor lease or other arrangement as a result of which the Company is not treated as the owner for federal income tax purposes.

      (m) The Company has not made or become obligated to make, and will not as a result of any event connected with any transaction contemplated herein become obligated to make, any "excess parachute payment" as defined in section 280G of the code [without regard to subsection (b)(4) thereof].

3.21  Environmental Matters.

     (a) the business, operations and facilities (whether owned or leased) of the Company, and all existing uses of and activities on or at any of the properties or facilities (whether owned or leased) of the Company, are in material compliance with all Environmental Laws in effect as of the date hereof, and no condition exists or event has occurred which, with or without notice or the passage of time or both, would constitute a violation of or give rise to any
Lien under any Environmental Law, and there is no reason for Company or the Sellers to believe otherwise, irrespective of whether or not they believe the claim is valid or not;

     (b) the Company is in possession of all Environmental Permits necessary or desirable for the conduct or operation of its business (or any part thereof), and is in material compliance with all of the requirements, conditions and limitations included in such Environmental Permits, and there is no reason for Company or the Sellers to believe otherwise, irrespective of whether or not they believe the claim is valid or not;

     (c) there is no, and the Company has not used or stored any, Hazardous Material in, on, or at any of the properties or facilities now or previously used by the Company.

     (d) the Company has not received any notice from any Governmental Authority or any other Person that any past or present aspect of the business, operations or facilities (whether owned or leased) of the Company is in violation of any Environmental Law or Environmental Permit, or that the Company is responsible or liable (or potentially responsible or liable) for the investigation, clean up or remediation of any Hazardous Materials at any location, and there is no reason for the Company or the Sellers to believe that such a notice may be sent or that the Company may be responsible for an investigation, clean up, or remediation;

     (e) the Company has not at any time deposited or incorporated any Hazardous Material into, on, beneath, or adjacent to any property, and there is no reason for the Company or the Sellers to believe otherwise, irrespective of whether or not they believe the claim is valid or not;

     (f) the Company is not the subject of any litigation or proceedings in any forum, judicial or administrative, involving a demand for damages, injunctive relief, penalties, or other potential liability with respect to violations of or liability under any Environmental Law, and there is no reason for the Company or the Sellers to believe that any such proceedings are threatened, irrespective of whether or not they believe the litigation or proceeding is valid or not;

(g)    the   Company  has  timely  filed  all  reports   and
notifications required to be filed with respect to all of its operations, properties and facilities (whether owned or leased) and has generated and maintained all required records and data under all applicable Environmental Laws;

      (h) neither the Company nor any predecessor thereof has transported or arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA or on any similar state list; and

      (i) no condition exists or has existed or event has occurred with respect to

           (i) any property that was at any time owned or leased, or any direct or indirect subsidiary that was at any time owned, by the Company, any predecessor to the Company or any Person that is or was an Affiliate of the Company, which property or subsidiary has been sold, transferred or disposed or for which any lease has terminated, and there is no reason for the Company or the Sellers to believe otherwise, irrespective of whether or not they believe the condition is valid or not; or

           (ii) any predecessor to the Company, that could [in the case of either of the foregoing clauses (i) or (ii)], with or without notice, passage of time or both, give rise to any present or future liability of the Company pursuant to any Environmental Law, and there is no reason for the Company or the Sellers to believe otherwise, irrespective of whether or not they believe the condition is valid or not.

3.22  Litigation.

There are no actions, suits, arbitrations, regulatory proceedings or other litigation, proceedings or governmental investigations pending or threatened against or affecting the Company or any of its officers, directors, employees, agents or stockholders thereof in their capacity as such, or any of the Company's properties or businesses, and there is no reason for the Company or the Sellers to believe otherwise.

3.23      No Conflict of Interest.

Neither the Sellers nor their Affiliates have or claim to have any direct or indirect interest in any tangible or intangible property used in the business of the Company, except as a holder of Shares.


3.24      Bank Accounts; Holders of Powers of Attorney.

      Any accounts held with banks or other financial institutions at which the Company has an account or safe deposit box shall be closed concurrent with the closing.

3.25      Customers, Suppliers, Etc.    Not applicable.

3.26 Claims Against the Seller, Officers and Directors of the Company, and other Persons

There are no pending or threatened claims against any Person which could give rise to any claim for indemnification against the Company, and there is no reason for the Company or the Sellers to believe otherwise, irrespective of whether or not they believe the claim is valid or not.

3.27      Improper and Other Payments.

      (a) Neither the Company nor the Seller, nor any director, officer, employee, agent or representative of the Company, nor any Affiliate of them, nor any Person acting on behalf of any of them, has made, paid, or received any bribes, kickbacks or other similar payments to or from any Person, whether lawful or unlawful.

      (b) No contributions have been made, directly or indirectly, to a domestic or foreign political party or candidate.

      (c) No improper foreign payment (as defined in the Foreign Corrupt Practices Act) has been made by any of said persons or entities.

3.28      Due Diligence Materials.

The Company and the Sellers have provided to the Buyer or its representatives, in accordance with the terms of Section 5.2, all documents of the character and type requested by the Buyer in connection with its "due diligence" investigation of the Company and the Seller, and there are no documents in the possession of the Seller, of the Company or any of their Affiliates or respective agents or representatives of a character or type described in such requests which have not been so provided to the Buyer or its representatives.

3.29 No Defaults or Violations.

     (a) The Company has not breached any provision of, nor is in default under, the terms of any Contract to which it is a party or under which it has any rights or by which it is bound nor is the Company or any of the Sellers aware of any event which, with the passage of time would result in such breach or default;

           (ii) no other party to any such Contract has breached such Contract or is in default thereunder nor is the Company or any of the Sellers aware of any event which, with the passage of time would result in such breach or default;

           (iii) neither the Company nor any other such party to such a Contract has given notice to the other respecting a claimed breach or default; and

           (iv) there is no reason for the Company or any of the Sellers to believe otherwise, irrespective of whether or not they believe the claim is valid or not.

      (b) The Company and the Seller, are, and at the Closing will be, in compliance with, and no violation exists, nor will exist, under any and all Laws applicable to the Company and to the Sellers (insofar as such non-compliance or violation or Laws may effect ability of any one of them to sell and convey the Shares to the Buyer and to otherwise consummate the transactions contemplated hereby), and there is no reason for the Company or the Sellers to believe otherwise, irrespective of whether or not they believe the violation is valid or not.

3.30      Accuracy of Statements.

The Sellers and the Company know of no information or fact which has or would have an adverse effect on the financial condition, business, or business prospects of the Company, or on the ability of the Sellers to sell and convey the Shares to the Buyer, which has not been disclosed to the Buyer, and there is no reason for Company or the Sellers to believe otherwise, irrespective of whether or not they believe the claim is valid or not.


                           ARTICLE   IV
            REPRESENTATIONS AND WARRANTIES OF THE BUYER

      In order to induce the Sellers to enter into this Agreement, the Buyer represents and warrants to the Seller, as at the date of this Agreement and as at the Closing Date (as if such representations and warranties were remade on the Closing Date), as follows:

4.1  Due Incorporation.

      The Buyer is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada with all corporate power and authority to own, lease and operate its properties and to carry on its business as they are now being owned, leased, operated and conducted.

4.2   Due Authorization.

     (a) The Buyer has full corporate power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Buyer of this Agreement and Related Agreements have been duly and validly approved by the board of directors of the Buyer and no other actions or proceedings on the part of the Buyer are necessary to authorize this Agreement, the Related Agreements and the transactions contemplated hereby and thereby.

      (b) The Buyer has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered (or prior to or at the Closing Date will duly and validly execute and deliver) the Related Agreements.

      (c) This Agreement and the Related Agreements constitute legal, valid and binding obligations of the Buyer, in each case enforceable in accordance with their respective terms, except as such enforce ability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

4.3  Consents and Approvals; Authority Relative to this Agreement.

      (a) No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by the Buyer of this Agreement, its respective Related Agreements or the consummation of the transactions contemplated hereby, or thereby.

      (b) The execution, delivery and performance by the Buyer of this Agreement and its respective Related Agreements does not and will not, and the consummation of the transactions contemplated hereby and thereby does not and will not,

           (i)  violate any Law;

           (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of the Buyer under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under any Contract to which the Buyer is a party or by which the Buyer or any of its assets or properties are bound;

           (iii)   permit the acceleration of the maturity  of  any
     indebtedness of     the Buyer or indebtedness secured  by  its
     respective assets or properties; or

           (iv) violate or conflict with any provision of any of the certificate of incorporation, charter, bylaws or similar organizational instruments of the Buyer.


                             ARTICLE V
                             COVENANTS

5.1  Implementing Agreement.

     (a) Subject to the terms and conditions hereof, each Party hereto shall use its reasonable best efforts to take all action required of it to fulfill its obligations under the terms of this Agreement and to facilitate the consummation of the transactions contemplated hereby.

     (b) The Sellers agree that unless this Agreement is terminated in accordance with the provisions of Section 9.1, the Sellers will not encumber the Shares, will not sell the Shares to any Person other than the Buyer (or an Affiliate of the Buyer), and will not take any other action which would have the effect of preventing or disabling the Sellers' respective performance of their respective obligations under this Agreement.

5.2.      Access to Information and Facilities.

     (a) From and after the date of this Agreement or such earlier time as the Buyer and the Sellers shall have mutually agreed, the Sellers shall, and shall cause the Company to give the Buyer and the Buyer's representatives unrestricted access during normal business hours to all of the facilities, properties, books, contracts, commitments and records of the Company, and the Sellers shall make the officers and employees of the Company available to the Buyer and its representatives as the Buyer and its representatives shall from time to time request. The Buyer and its representatives will be furnished with any and all information concerning the Company which the Buyer or its representatives reasonably request.

     (b) Except as may be reasonably necessary to carry out this Agreement and the transactions contemplated hereby, the Buyer will not, will cause its Affiliates not to, and will instruct its and its Affiliates' agents and financing sources not to disclose the Company Confidential Information to any Person other than the Buyer's employees, agents and financing sources on a "need to know" basis without the prior consent of the Company, unless compelled to disclose any such the Company Confidential Information by judicial or administrative process or, in the opinion of the Buyer's counsel, by other requirements of Law.

     (c) Except as may be reasonably necessary to carry out this Agreement and the transactions contemplated hereby, the Sellers will not, will cause their Affiliates not to, and will instruct their, and their Affiliates' agents and financing sources to not disclose anyBuyer Confidential Information to any Person other than Sellers or the Company's employees, agents and financing sources without the prior consent of the Buyer, unless compelled to disclose any such the Buyer Confidential information by judicial or administrative process or, in the opinion of the Sellers' counsel, by other requirements of Law.

5.3  Preservation of Business.

      (a) From the date of this Agreement until the Closing Date, the Sellers shall cause the Company to operate only in the ordinary and usual course of business and consistent with past practice, and the Sellers and the Company shall use their best efforts to:

          (i) preserve the goodwill and advantageous relationships of the Company with customers, suppliers, independent contractors, employees and other Persons material to the operation of its business; and

          (ii) not permit any action or omission which would cause any of the representations or warranties of the Sellers or the Company contained herein to become inaccurate or any of the covenants of the Sellers to be breached.

          (iii) waive, release or cancel any claims against third parties or debts owing to it, or any rights which have value;

          (iv)   make  any  changes  in  its  accounting   systems,
     policies, principles or practices;

          (v) split, combine, or reclassify any shares of its Securities, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its securities, or redeem or otherwise acquire any Securities of the Company or of any other Person;

          (xvi) terminate, modify, amend or otherwise alter or change any of the terms or provisions of any contract, or pay any amount not required by Law or by any contract.

5.4  Consents and Approvals.

      (a) The Buyer shall, and shall cause the Company to make all filings, applications, statements and reports to all Governmental Authorities and other Persons which are required to be made prior to and on the the Closing Date by or on behalf of the Buyer or any of its Affiliates pursuant to any applicable Law or contract in connection with this Agreement or any Related Agreement and the transactions contemplated hereby and thereby, including prompt filings under the HSR Act, if applicable and expedited submission of all materials required by any Governmental Authority in connection with such filings.

      (b) The Buyer shall, and shall cause the Company to, make all filings, applications, statements and reports to all Governmental Authorities and other Persons which are required to be made subsequent to the Closing Date by or on behalf of the Company or any of their respective Affiliates pursuant to any applicable Law or contract in connection with this Agreement or any of their respective Related Agreements and the transactions contemplated hereby and thereby, including prompt filings under the HSR Act, if applicable, and expedited submission of all materials required by any Governmental Authority in connection with such filings.

5.5  Maintenance of Insurance.     Not applicable.

5.6  Resignation of Officers and Directors.

      The Sellers shall cause each officer and member of the Board of Directors of, and each trustee or fiduciary of any plan or arrangement involving employee benefits of, the Company, if so requested by the Buyer, to tender his resignation from such position effective as of the Closing Date.

5.7  Bank Accounts.

     Incident to the Closing, the Sellers will arrange:

     (a) for the Company's then current bank account(s) to be closed;

     (b) for all funds if any, from said bank account to be transferred into a bank account to be selected by the Buyer.

5.8  Supplemental Information.

     (a) After the date hereof, and from time to time prior to the Closing Date, the Sellers and the Company will promptly disclose in writing to the Buyer any matter hereafter arising which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to the Buyer or which would render inaccurate any of the representations, warranties or statements set forth herein.

     (b) After the date hereof, and prior to the Closing Date, the Buyer will promptly disclose in writing to the Sellers any matter hereafter arising which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to the Sellers or which would render inaccurate any of the representations, warranties or statements set forth in Article IV hereof.

     (c) No information provided to a Party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or covenant made in this Agreement or the Related Agreements.

5.9  Non-competition.    Not applicable.

5.10 Exclusivity.

      (a) Neither the Seller, nor the Company, nor any of their respective directors, officers, employees, representatives, agents or Affiliates shall, directly or indirectly, solicit, initiate, encourage, respond favorably to, permit or condone inquiries or proposals from, or provide any Confidential Information to, or participate in any discussions or negotiations with, any Person (other than the Buyer, and the respective directors, officers, employees, representatives and agents) concerning:
           (i) any merger, sale of assets not in the ordinary course of business, acquisition, business combination, change of control or other similar transaction involving the Company, or

           (ii) any purchase or other acquisition by any Person of the Shares, or

          (iii) any sale, or issuance by the Company of any shares of its Securities.

      (b) The Sellers will promptly advise the Buyer of, and communicate to the Buyer, the terms and conditions of (and the identity of the Person making), any such inquiry or proposal received.

5.11      Use of Name.

      From and after the Closing Date, neither the Sellers nor any of their Affiliates will directly or indirectly use in any manner any trade name, trademark, service mark or logo used by the Company or any word or logo that is similar in sound or appearance other than in the ordinary course of the business of the Company.

5.12 Tax Indemnity.

      The Sellers, and each of them, agree to jointly and severally indemnify the Buyer against, and agree to hold it harmless from, any and all liabilities for Taxes that have become due and payable or which have accrued with respect to the Company that have not been paid prior to the Closing Date or which have not been reserved on the Financial Statements. (Any Taxes attributable to the operations of the Company payable as a result of an audit of any Tax Return shall be deemed to have accrued in the period to which such Taxes are attributable.)

5.13 Termination of Certain Agreements.

     The Sellers shall, and the Sellers agree that they shall cause their Affiliates and the Company to, and that their Affiliates and the Company shall, effective as of the Closing Date, without any cost to the Company, terminate, rescind, cancel and render void and of no effect all of the Contracts between the Company, on the one hand, and the Sellers or any of their Affiliates, as the case may be (other than the Company), on the other hand, except for those Contracts entered into pursuant to this Agreement.

5.14 Sellers not to Inhibit.

      Neither the Sellers nor the Company will take any action (nor omit to take any action) which would adversely affect the ability of the Sellers to sell and convey the Shares to the Buyer or adversely affect the business or business prospects of the Company.


                           ARTICLE   VI
                      CONDITIONS PRECEDENT TO
                     OBLIGATIONS OF THE BUYER

      The obligations of the Buyer under Article II of this Agreement are subject to the satisfaction or waiver by the Buyer of the following conditions precedent on or before the Closing Date unless otherwise specified:


6.1  Warranties True as of Both Present Date and Closing Date.

      The representations and warranties of the Sellers and the Company contained herein shall have been accurate, true and correct on and as of the date of this Agreement, and shall also be accurate, true and correct on and as at the Closing Date with the same force and effect as though made by the Sellers and the Company on the Closing Date.


6.2  Compliance with Agreements and Covenants.

      The Sellers and the Company shall have performed and complied with all of their respective covenants, obligations and agreements contained in this Agreement to be performed by them and complied therewith, on or prior to the Closing Date.


6.3  Consents and Approvals.

     The Buyer shall have received written evidence satisfactory to the Buyer that all consents and approvals required for the
consummation  of  the  transactions  contemplated  hereby  or   the
ownership and operation by the Buyer of the Company and its business have been obtained, and all required filings have been made, including those set forth on Exhibit 3.3.


6.4  Expiration of HSR Waiting Period (if any).   Not applicable.

6.5  Documents.

     The Buyer shall have received all of the agreements, documents and items specified in Section 8.2.

6.6   Delivery of Exhibits.

      All exhibits respecting the Company and/or the Sellers or either of them have been, or shall be, delivered to Buyer in final form prior to, or concurrent with, the Closing Date and no such exhibit shall contain or reflect a Company Adverse Change or Effect from the last previous draft of such exhibit or, if none, the last oral discussion or written memorandum respecting such exhibit or schedule.


6.7  No Adverse Change.

      No Company Adverse Change or Effect shall have occurred, and no event shall have occurred which, in the reasonable judgment of the Buyer, is likely to have a Company Adverse Change or Effect.


6.8  Actions or Proceedings.

     No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which:

     (a)  might have a Company Adverse Effect or Change, or

      (b) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby or any integration of any operations of the Company with those of the Buyer and its Affiliates.

6.9  Obtainment of Financing.

      The obligation of the Buyer to consummate the transactions contemplated by, and with which to comply with the undertaking made by it under, this Agreement shall be conditioned upon its ability to obtain financing with which to do so. Consequently, if the Buyer is unable to obtain financing in an amount and on terms it, in its sole discretion, deems sufficient (i) to purchase the Shares, or
(ii) to consummate the transactions contemplated by this Agreement, or (iii) to otherwise comply with the undertakings made by it under this Agreement, then (iv), the Buyer shall have no obligation to do so, and (v), neither the Sellers nor the Company shall have any rights or recourse whatsoever against the Buyer and its Officers, Directors, and Shareholders.

                            ARTICLE VII
                      CONDITIONS PRECEDENT TO
                     OBLIGATIONS OF THE SELLER


     The obligations of Sellers  under Article II of this Agreement
are  subject to the satisfaction or waiver by the Sellers   of  the
following conditions precedent on or before the Closing Date:

7.1  Warranties True as of Both Present Date and Closing Date.

      The representations and warranties of the Buyer contained herein shall have been accurate, true and correct on and as of the date of this Agreement, and shall also be accurate, true and correct on and as at the Closing Date with the same force and effect as though made by the Buyer on the Closing Date.

7.2   Compliance with Agreements and Covenants.

      The Buyer shall have performed and complied with all of its respective covenants, obligations and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.

7.3  Expiration of HSR Waiting Period (if any).    Not applicable.


7.4  Documents.

      The  Sellers   shall  have received all  of  the  agreements,
documents and items specified herein.

7.5   Actions or Proceedings.

       No action or proceeding by any Governmental Authority or other Person shall have been instituted or threatened which could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby or any integration of any operations of the Company with those of the Buyer and its Affiliates.

7.6  Consents and Approvals.

     The Sellers shall have received written evidence satisfactory to the Sellers that all consents and approvals required for the consummation of the transactions contemplated hereby have been obtained, and all required filings have been made.


                          ARTICLE   VIII
                            THE CLOSING

8.1  The Closing.

     (a) The Closing shall be scheduled to occur at 2:00 pm at the offices of NevWest Securities Corporation on: (i) November 6, 2001, or (ii) on such later date as the Parties hereto shall mutually agree.

      (b) The Closing, and all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, the close of business on the Closing Date.

8.2  Deliveries by the Seller.

      At  the  Closing,  in  addition to  any  other  documents  or
agreements  required  under  this  Agreement,  the  Sellers   shall
deliver to the Buyer the following:

       (a) Certificates evidencing all of the Shares, which certificates shall be duly endorsed in blank or accompanied by stock powers executed in blank, with all signatures medallion guaranteed and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Seller's expense, together with such other duly executed instruments or documents as may be reasonably requested by the Buyer in order to consummate the transactions contemplated by this Agreement.

     (b) The written resignations of the persons listed in Exhibit 8.2(b) as directors and officers of the Company and the termination of any and all management and consulting agreements;

     (c) Evidence, in form satisfactory to the Buyer, that all consents and approvals referred to herein have been obtained;

     (d) The Certificates of Incorporation or similar instruments of the Company certified by the Secretary of State or equivalent Person of the jurisdiction of incorporation of the Company, and Bylaws or similar instruments of the Company, certified by the Secretary of the Company;

     (e) Certificates of Good Standing for the Company from the State of Nevada;

8.3  Deliveries by the Buyer.

      At the Closing, the Buyer shall deliver to the Sellers the following:

      (a) the sum of $124,449.00, by United States funds, payable to the order of each of the parties in the amounts set forth opposite the names as set forth in Exhibit 2.1;




      (b) Evidence, in form satisfactory to the Seller, that all consents and approvals referred to herein have been obtained.


                            ARTICLE IX
                            TERMINATION

9.1  Termination.

      This Agreement may be terminated at any time on or prior to the Closing Date:

     (a)  By the mutual consent of the Sellers  and the Buyer;

     (b) By the Sellers or the Buyer, if the Closing shall not have taken place on or before November 30, 2001; provided however, that the right to terminate this Agreement under this Section 9.1
(b) shall not be available to any Party whose willful failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

     (c) By the Buyer, if there shall have been a breach of any covenant, representation or warranty or other agreement of any Seller or of the Company hereunder, and such breach shall not have been remedied within ten Business Days after receipt by the Sellers of a notice in writing from the Buyer specifying the breach and requesting such be remedied; or

     (d) By any Seller, if there shall have been a breach of any covenant, representation or warranty or other agreement of the Buyer hereunder, and such breach shall not have been remedied within ten Business Days after receipt by the Buyer of notice in writing from the Sellers specifying the breach and requesting such be remedied.

     9.2   Effect of Termination.

      If this Agreement is terminated pursuant to Section 9.1, all obligations of the Parties hereunder shall terminate, except for the obligations set forth in Sections 5.2(b) and (c), 11.1, 11.11 and 11.12, which shall survive the termination of this Agreement, and except that no such termination shall relieve any party from liability for any prior willful breach of this Agreement.


                             ARTICLE X
                          INDEMNIFICATION

10.1 Survival.

       Except as otherwise specified, the representations and warranties of the Sellers contained herein shall survive the Closing for a period expiring at the close of business on the date that is 90 days after the Closing Date (the "Survival Date") except that:

      (a) Tax Warranties shall survive until the Tax Statute of Limitations Date; and

      (b)  Title and Authorization Warranties shall survive forever.

10.2 Indemnification by Sellers.

      Each Seller agrees, jointly and severally, to indemnify the Buyer against, and each Seller agrees to hold Buyer harmless from, any and all Losses or claims incurred or suffered by it relating to or arising out of or in connection with any of the following (collectively, "Claims"):

      (a) any misrepresentation, breach of warranty, or any inaccuracy in any representation or warranty made by any Seller or the Company in this Agreement or in any document, certificate, or affidavit delivered by any Seller or the Company pursuant to the provisions of this Agreement or the Related Agreements; or

      (b) any breach of or failure by any Seller or the Company to perform any covenant or obligation of such party set out or contemplated in this Agreement or any Related Agreement or any document delivered at the Closing; or

      (c) any liability, obligation, or commitment of any nature (absolute, accrued, contingent, or other) to any Person, including the Buyer,

           (i)  of the Company; or

           (ii) of any Seller, insofar as it effects his or her or its rights and duties with respect to his or her or its respective ownership of, and the sale and conveyance of the Shares, or with respect to the operation of the business of the Company;

      (d) any Environmental Expenses, any Environmental claims, any
Environmental   Conditions,  or  any  violation  of   Environmental
Requirements; or

10.3 Claims.

      (a)  The provisions of this Section 10.3 shall be subject  to
Section 10.4.

      (b) Promptly(and in any event within 5 days after the service of any citation or summons) after becoming aware of a claim for indemnification under this Agreement, the Indemnified Person shall give notice to the Indemnifying Person of such claim provided that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby.

      (c) If the Indemnifying Person does not object in writing to such claim within twenty (20) days of receiving notice thereof, the Indemnified Person shall be entitled to recover, on the 25th day after such notice was given, from the Indemnifying Person the full amount of such claim, and any objection thereafter by the Indemnifying Person shall be deemed waived and shall not be permitted.

      (d) If the Indemnifying Person agrees that he, she or it has an indemnification obligation but states that he, she or it is obligated to pay only a lesser amount, the Indemnified Person shall nevertheless be entitled to recover, on the 25th day after such notice was given, from the Indemnifying Person the lesser amount, without prejudice to the Indemnified Person's claim for the difference.

      (e) In addition to the amounts recoverable by the Indemnified Person from the Indemnifying Person pursuant to the foregoing provisions, the Indemnified Person shall also be entitled to recover from the Indemnifying Person interest on such amounts at the rate of Two Times Prime from, and including, the 25th day after such notice of an indemnification claim is given to, but not
including,  the  date  such  recovery  is  actually  made  by   the
Indemnified Person.


10.4 Notice of Third-Party Claims; Assumption of Defense.

     (a) Promptly (and in any event within five (5) days after the service of any citation or summons) after becoming aware of any claim or the commencement of any suit, action or proceeding made or brought by any Person not a party hereto, in respect of which indemnity may be sought under this Agreement, the Indemnified Party shall give notice thereof to the Indemnifying Party; provided, however, that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby.

     (b)  The Indemnifying Person may, at its own expense,

           (i) participate in the defense of any claim, suit, action or proceeding, and

           (ii) upon notice to the Indemnified Person and the delivery by the Indemnifying Person to the Indemnified Person of a written agreement that the Indemnified Person is entitled to indemnification for all Losses arising out of such claim, suit, action or proceeding and that the Indemnifying Person shall be liable for the entire amount of any Loss, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof, provided that:

           (iii) the Indemnifying Person's counsel is reasonably satisfactory to the Indemnified Person; and

           (iv) the Indemnifying Person shall thereafter consult with the Indemnified Person upon the Indemnified Person's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding.

      (c) If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person.

      (d) If, however, the Indemnified Person reasonably determines in its judgment that representation by the Indemnifying Person's counsel of both the Indemnifying Person and the Indemnified Person would present such counsel with a conflict of interest, then such Indemnified Person may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding, and the Indemnifying Person shall pay the fees and disbursements of such separate counsel.

      (e) Whether or not the Indemnifying Person chooses to defend or prosecute any such claim, suit, action or proceeding, all of the Parties hereto shall cooperate in the defense or prosecution thereof.

10.5 Settlement or Compromise.

     (a) Any settlement or compromise made or caused to be made by the Indemnified Person or the Indemnifying Person, as the case may be, of any claim, suit, action or proceeding shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, however, that no obligation, restriction, or Loss shall be imposed on the Indemnified Person as a result of such settlement without its prior written consent.

     (b) The Indemnified Person will give the Indemnifying Person at least ten (10) days notice of any proposed settlement or compromise of any claim, suit, action or proceeding it is defending, during which time the Indemnifying Person may reject such proposed settlement or compromise; provided, however, that from and after such rejection, the Indemnifying Person shall be obligated to assume the defense of and full and complete liability and responsibility for such claim, suit, action or proceeding and any and all Losses in connection therewith in excess of the amount of un-indemnifiable Losses which the Indemnified Person would have been obligated to pay under the proposed settlement or compromise.

10.6 Failure of Indemnifying Person to Act.

      In the event that the Indemnifying Person does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Person to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Person of its obligations hereunder.


10.7 Claims Against Escrow.   Not applicable.


                            ARTICLE XI
                           MISCELLANEOUS

11.1      Expenses.

      (a) The Sellers shall pay all expenses of the Sellers and the Company (including attorneys' fees and expenses), and the Buyer shall pay all expenses of the Buyer (including attorneys' fees and expenses), in each case incurred in connection with this Agreement and the transactions contemplated hereby.

      (b) The Sellers shall pay all sales, use, stamp, transfer, service, recording, real estate and like taxes or fees, if any, imposed by any Governmental Authority in connection with the transfer and assignment of the Shares.

11.2  Amendment.

      This Agreement may be amended, modified or supplemented but only in writing signed by each of the Parties hereto.

11.3  Notices.

      (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

           (i) by telephonic facsimile, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sender's transmission confirmation receipt showing the successful receipt thereof by the recipient;

          (ii) by hand delivery or Federal Express or other method in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee;

          (iii) by prepaid telegram, in which case notice shall be presumptively deemed to have been given at the time that the records of the telegraphic agency indicate that the telegram was telephoned or delivered to the recipient or addressee, as the case may be; or

          (iv) by U.S. mail to be sent by registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given forty-eight (48) hours after the letter was deposited with the United States Postal Service.

     (b)  Notice shall be sent:

          (i)  If to the Buyer, to:

               First Capital Partners, MM, Inc.
               5450 W. Sahara, 2nd Floor
               Las Vegas, NV 89146
               Attention: Vincent Hesser
               Tel: (702)-948-8800
               Facsimile Telephone Number: (702) 948-1202

               with a copy to:

     Lionel Sawyer & Collins
     1700 Bank of America Building
     300 South Fourth Street
     Las Vegas, NV 89101
     Attn: David C. Whiteniore, Esq.


          (ii)  If to the Company, to:

               Joshua Tree Construction
               7564 Ortega Spring Avenue
               Las Vegas, Nevada 89128
               Telephone Number: (702) __________
               Facsimile Telephone Number: (702) __________



          with a copy (which shall constitute notice) to:

               NevWest Securities Corporation
               Anthony Michel Santos, Esq.,
               2654 West Horizon Ridge Parkway
               Suite B-3,
               Telephone Number: (702)938 -0610
               Facsimile Telephone Number: (702) 257-4651

          (iii)  If to the Sellers, to:

               David & Amy Rooker
               7564 Ortega Spring Avenue
               Las Vegas, Nevada 89128
               Telephone Number: (702) __________
               Facsimile Telephone Number: (702) __________

     And:
               Boyd Bulloch
               2428E. Cheyenne Avenue
               North Las Vegas, Nevada 89030
               Telephone Number: 702-649-8704
               Facsimile Telephone Number: 702-649-2484

      (iv) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.

11.4      Effect of Investigation.

     (a) Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of the Buyer shall not limit, qualify, modify or amend the representations, warranties or covenants of, or indemnities by, the Sellers or the Company made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by the Buyer.

     (b) Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of the Sellers or the Company shall not limit, qualify, modify or amend the representations, warranties and covenants of, or indemnities by, the Buyer made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by the Sellers or the Company.

11.5  Waivers.

     (a) The failure of a Party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same.

     (b) No waiver by a Party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

11.6      Counterparts.

      This Agreement may be executed in one or more counterparts, and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.7      Interpretation.

      (a) The headings preceding the text of Articles and Sections included in this Agreement and the headings to Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement.

      (b) The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation", respectively.

      (c) Underscored references to Articles, Sections, Subsections or Exhibits shall refer to those portions of this Agreement.

      (d) Consummation of the transactions contemplated herein shall not be deemed a waiver of a breach of or inaccuracy in any representation, warranty or covenant or of any party's rights and remedies with regard thereto.

      (e) No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein.

      (f) A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate.

11.8      Assignment.

      (a) This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective estates, heirs, legal representatives, successors and assigns.

      (b) No assignment of any rights or obligations hereunder may be made by any Seller or by the Company without the prior written consent of the Buyer.

      (c) The Buyer may freely assign its rights and obligations hereunder without the consent of the Sellers or of the Company, and upon such assignment, the rights and obligations of the Buyer under this Agreement shall be binding upon and inure to the benefit of the Buyer's Assignee or its Successor in interest, as the case may be be.

11.9      No Third-Party Beneficiaries.

     This Agreement is solely for the benefit of the Parties hereto and, to the extent provided herein, their respective estates, heirs, successors, Affiliates, directors, officers, employees, agents and representatives, and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

11.10     Publicity.

      Prior to the Closing Date, except as required by Law or the rules of any stock exchange, no public announcement or other publicity regarding the transactions referred to herein shall be made by the Buyer, the Seller, the Company or any of their respective Affiliates, officers, directors, employees, representatives or agents, without the prior written agreement of the Buyer and the Seller, in any case, as to form, content, timing and manner of distribution or publication; provided, however, that nothing in this Section shall prevent such parties from discussing such transactions with those Persons whose approval, agreement or opinion, as the case may be, is required for consummation of such particular transaction or transactions.

11.11     Liquidated Damages. Not applicable.

11.12     Further Assurances.

     Upon the reasonable request of the Buyer, the Sellers will on and after the Closing Date execute and deliver to the Buyer such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to the Buyer of, and to vest fully in the Buyer title to, the Shares, and to otherwise carry out the purposes of this Agreement.

11.13     Severability.

      If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforce ability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

11.14     Remedies Cumulative.

      Unless otherwise specified, the remedies provided in this, Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by law, in equity or otherwise.

11.15     Entire Understanding.

       This   Agreement  sets  forth  the  entire   agreement   and
understanding of the Parties hereto and supersede any and all prior agreements, arrangements and understandings among the Parties.

11.16     Brokers.

      (a) The Parties acknowledge that NevWest Securities Corporation introduced them to each other for purposes of entering into the within transaction and that no other broker or finder was engaged by them, or has acted on their behalf, in connection with this Agreement or the transactions contemplated hereby.

      (b) The Sellers shall be solely responsible for paying any brokerage commission or finder's fee to NevWest Securities Corporation, and the Sellers agree to indemnify and hold the Buyer harmless from and against any claim by any other broker or finder who alleges that it acted on any Party's behalf for any fee, commission or payment resulting from, or arising out of, the negotiation or execution of this Agreement or the consummation of the transactions contemplated hereby.

11.17     Applicable Law; Resolution of Disputes; Venue.

      (a) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without giving effect to the, principles of conflicts of Law thereof.

      (b) The Parties hereto irrevocably agree and consent that all disputes concerning this Agreement and the Related Agreements or any claim or issue of any nature (whether brought by the Parties hereto or by any other person whatsoever) arising from or relating to this Agreement or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the opposing entities, shall be resolved solely and exclusively by means of arbitration to be conducted in Las Vegas, Nevada, which arbitration will proceed in accordance with the rules of the American Arbitration Association (or any successor organization thereto) then in force for resolution of commercial disputes.

      (c) The Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, the decision of the Arbitrators shall be final, conclusive, and binding upon the opposing entities, and a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

      (d) Each entity or Party involved in litigation or arbitration shall be responsible for its own costs and expenses of any litigation or arbitration proceeding, including its own attorney's fees (for any litigation, arbitration, and any appeals).

11.18     Jurisdiction of Disputes; Waiver of Jury Trial.

      In the event any party to this Agreement commences any litigation, proceeding or other legal action in connection with or relating to this Agreement, any Related Agreement or any matters described or contemplated herein or therein, with respect to any of the matters described or contemplated herein or therein, the Parties to this Agreement hereby:

      (a) agree as an alternative method of service to service of process in any legal proceeding by mailing of copies thereof to such party at its address set forth here in for communications to such party;

      (b) agree that any service made as provided herein shall be effective and binding service in every respect; and

      (c) agree that nothing herein shall affect the rights of any party to effect service of process in any other manner permitted by Law; and

     EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREE TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.


                              THE BUYER:

                              FIRST CAPITAL PARTNERS, MM, INC.


                               By:  /s/  Vince  Hesser,  President,
Secretary


                              THE COMPANY:

                              JOSHUA TREE CONSTRUCTION, INC.

                              By: /s/ David Rooker, President


                              By:/s/ Amy Rooker, Secretary

                              THE SELLERS:

                              AMY ROOKER

                              By:/s/ Amy Rooker

                              DAVID ROOKER

                              By:/s/ David Rooker


                              BOYD BULLOCH

                              By: /s/ Boyd Bulloch




















               EXHIBITS BEGIN ON THE FOLLOWING PAGE.


                            EXHIBIT 2.1
                        SELLERS AND PARTIES


     Name of Party       Number of Shares Owned       Cash Amount to Be Paid
                          and to Be Sold

Amy Rooker                       1,000,000             $40,000.00
David Rooker                     1,000,000             $40,000.00
Boyd Bulloch                        50,000              $5,000.00
Catherine Miner/JTC**                    -             $16,000.00
NevWest  Securities                      -             $19,000.00
Corporation
Rooker/Joshua Tree                       -              $4,449.00
Construction*
              TOTAL               2,050,000           $124,449.00

  *David  and  Amy  Rooker  shall  purchase  tools  and  equipment
  presently   owned by  Joshua Tree  Construction for   a purchase
  price of  $4,449.00  which  payment shall  be  remitted   to  the
  Company   at  closing.
  **At Closing, Catherine Miner shall repaid principal of 50,000.00 plus interest accrued for the month of October, 2001 of 625.00 for a total payment of $50,625.00. On March 20, 2001, the Company received short-term financing from Ms. Miner in the amount of $50,000. During the six-month term of the note the annualized percentage rate is 15%. The Company will pay interest payments on a monthly basis and at the end of the term the final interest payment and the principal is due. In addition, the individual shall receive 25,000 shares of $0.001 par value common stock as an enticement within 30 days from the execution of the note.

    April 20, 2001 $625.00        PAID
     May 20, 2001  $625.00        PAID
    June 20, 2001  $625.00        PAID
    July 20, 2001  $625.00        PAID
   August 20, 2001 $625.00        PAID
September 20, 2001 $625.00        PAID
   October 1, 2001 $625.00



EXHIBIT 3.3
                             CONTRACTS

                               None.
                            EXHIBIT 3.6
             LIABILITIES, DEBTS, CLAIMS OR OBLIGATIONS

1. Catherine Miner Promissory Note to be paid in full at closing.

                            EXHIBIT 3.8
             ENCUMBERED TANGIBLE AND INTANGIBLE ASSETS,
                       PROPERTIES AND RIGHTS

                               None.


                            EXHIBIT 3.12
                             INVENTORY


                               None.


                           EXHIBIT 3.14
                     TRADEMARKS, TRADE NAMES,
               SERVICE MARKS, PATENTS AND COPYRIGHTS


  1. The entity name, "Joshua Tree Construction, Inc." duly registered with the Secretary State of Nevada.



                           EXHIBIT 3.15
                  PENDING CONTRACTS OR AGREEMENTS


                               None.


                           EXHIBIT 3.16
LICENSES, CERTIFICATES, PERMITS, FRANCHISES, RIGHTS, CODE APPROVALS
                   AND PRIVATE PRODUCT APPROVALS

LICENSEE NAME:    JOSHUA TREE CONSTRUCTION
                  INC
ADDRESS:          7564 ORTEGA SPRING AVENUE
                  LAS VEGAS, NV 89128
PHONE:            (702)604-5942

LICENSE STATUS:      ACTIVE
STATUS DATE:         03/29/2001
STATUS REASON:
LICENSE ORIGIN DATE: 03/29/2001
LICENSE EXPIRE DATE: 03/31/2002
BUSINESS TYPE:    CORPORATION
LIMIT AMOUNT:     $100,000.00
LICENSE CLASS:    B - GENERAL BUILDING
SUBCLASSES:       2- RESIDENTIAL & SMALL COMMERCIAL
BOND TYPE:        SURETY BOND
BOND NUMBER:      PM011075209
BOND AGENT:       HUDDLESON, KATHLEEN A
BOND COMPANY:     PEERLESS INSURANCE COMPANY
BOND AMOUNT:      $10,000.00
EFFECTIVE DATE:   3/28/2001
CANCELATION DATE: N/A


       PRINCIPALS:
       ROOKER, DAVID MICHAEL  / PRESIDENT
       BULLOCH, BOYD COX      / QUAL EMPLOYEE
       COLE II, GLENN R       / OTHER

                           EXHIBIT 3.17
POLICIES OF FIRE, LIABILITY, WORKERS' COMPENSATION, TITLE AND OTHER FORMS OF INSURANCE OWNED, HELD BY OR APPLICABLE TO THE COMPANY (OR
                      ITS ASSETS OR BUSINESS)


                               None.
                          EXHIBIT 3.17(a)
    WORKERS' COMPENSATION, GENERAL LIABILITY, PROPERTY OR OTHER
                      INSURANCE POLICY CLAIMS


                               None.

                           EXHIBIT 3.21
                       ENVIRONMENTAL MATTERS

                               None.


                           EXHIBIT 3.22
                            LITIGATION

                               None.



                            SCHEDULE 3.4
                      ISSUANCES OF SECURITIES

The Company's capitalization history is as follows:
1.    On  July  26,  1999,  two  founding  shareholders   purchased
2,000,000 shares of the authorized common stock at par value for cash, or $2,000.00. This original stock offering was made according to Section 4(2) of the Securities Act of 1933, as amended.
2. In February of 2000, the Company completed an offering of 997,301 shares of its common stock to approximately 54 unaffiliated shareholders at a price of $0.05 per share for gross total receipts of $49,865.00. This offering was made in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended, in accordance with Regulation D, Rule 504 of the Act.
3. During July 2000, the Company entered into an management agreement with Boyd Bulloch, a shareholder and director, whereby the Company issued 100,000 shares of its $0.001 par value common stock valued at $5,000. Of the total, $100 is considered common stock and $4,900 is considered additional paid-in capital. The $5,000 has been appropriately expensed as consulting fees.
4. On November 6, 2001, the Company issued to Catherine Miner, 25,000 restricted shares of Common Stock as an equity kicker in conjunction with a loan made by Ms. Miner to the Company for the principal sum of $50,000.00 as reflected in a promissory executed by the Company on March 20, 2001.
                           SCHEDULE 3.24
                         BANK ACCOUNTS



  1.   BANK OF AMERICA ACCT NO. 0049-61803562

  2.   RBC DAIN CORRESPONDENT SERVICES 12E3-6101-4882